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                                                                  Exhibit 10.23

                                 SUBLEASE AGREEMENT

                                      BETWEEN

                                 ORACLE CORPORATION

                                        AND

                               NETWORK COMPUTER, INC.

                                 September 17, 1997

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                                  SUBLEASE AGREEMENT

          THIS SUBLEASE AGREEMENT (hereinafter referred to as "Sublease"), entered into as of September 17, 1997, is made by and between ORACLE CORPORATION (herein called "Sublandlord") and NETWORK COMPUTER, INC. (herein called "Subtenant"), with reference to the following facts:

     A. Pursuant to that certain Lease dated October 8, 1996, (the "Master Lease"), Westport Investments, a California general partnership ("Landlord"), as Landlord, leased to Sublandlord, as tenant, certain space (the "Master Lease Premises") consisting of the entire 48,384 square foot Building to be constructed by Landlord and located at 1000 Bridge Parkway in the City of Redwood City (the "Building").

     B. Subtenant wishes to sublease from Sublandlord, and Sublandlord wishes to sublease to Subtenant, the entire Master Lease Premises
(hereinafter called the "Subleased Premises").

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, Sublandlord and Subtenant hereby agree as follows:

          1. SUBLEASE. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord for the term, at the rental, and upon all of the conditions set forth herein, the Subleased Premises.

          2.   TERM.

               2.1  TERM.

                    (a) INITIAL TERM. The term of this Sublease ("Term") shall commence on September 8, 1997 (the "Commencement Date") and end on September 30, 2002 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof.

                    (b) OPTION TO EXTEND. Provided that Subtenant is not in default under this Sublease (or the Furniture and Equipment Lease attached hereto as Exhibit B) as of the date of Subtenant's exercise of the rights described in this Section 2.1(b) or as of the date of commencement of a Renewal Term (defined below), Tenant shall have two (2) consecutive rights to extend the term of this Sublease, each for a period of five (5) years (each, a "Renewal Term") upon the same terms and conditions as are set forth herein, such rights to be exercised by written notice delivered to Landlord at least one hundred eighty (180) days prior to the expiration of the Term or, in the case of the Second Renewal Term, prior to the expiration of the First Renewal Term.

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          3.   RENT.

               3.1 RENT PAYMENTS. From and after the Commencement Date Subtenant shall pay to Sublandlord as Base Rent for the Subleased Premises during the Term the sum of $120,960.00 per month. Such Base Rent amount shall be subject to increases tied to increases in the CPI (as defined in the Master Lease) in accordance with the terms of Paragraph 44 of the Master Lease, it being the intent of the parties hereto that Subtenant shall pay as Rent hereunder the amount Subtenant is required to pay Landlord as Rent under the Master Lease. If the Term does not end on the last day of a month, the Base Rent and Additional Rent (hereinafter defined) for that partial month shall be prorated by multiplying the monthly Base Rent and Additional Rent by a fraction, the numerator of which is the number of days of the partial month included in the Term and the denominator of which is the total number of days in the full calendar month. All Rent (hereinafter defined) shall be payable in lawful money of the United States, by wire transfer or regular bank check of Subtenant, or such other means as the parties may mutually agree, to Sublandlord at the address stated herein or to such other persons or at such other places as Sublandlord may designate in writing.

               3.2  OPERATING EXPENSES.

                    (a) DEFINITIONS. For purposes of this Sublease and in addition to the terms defined elsewhere in this Sublease, the following terms shall have the meanings set forth below:

                         (1)  "ADDITIONAL RENT" shall mean the sums payable
pursuant to subparagraph 3.2(b) of this Sublease.

                         (2)  "OPERATING COSTS" shall mean Additional Rent
(as defined in Section 4(D) of the Master Lease) charged by Landlord to Sublandlord pursuant to Section 4.D of the Master Lease.

                         (3)  "RENT" shall mean, collectively, Base Rent,
Additional Rent, and all other sums payable by Subtenant to Sublandlord under this Sublease, whether or not expressly designated as "rent", all of which are deemed and designated as rent pursuant to the terms of this Sublease.

                         (4)  "SUBTENANT'S PERCENTAGE SHARE" shall mean one
hundred percent (100%). Sublandlord and Subtenant acknowledge that Subtenant's Percentage Share has been obtained by dividing the rentable square footage of the Subleased Premises by the total rentable square footage of the Master Lease Premises and multiplying such quotient by 100. In the event Subtenant's Percentage Share is changed during a calendar year by reason of a change in the rentable square footage of the Subleased Premises or the Master Lease Premises, Subtenant's Percentage Share shall

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thereupon be adjusted to equal the result obtained by dividing the rentable square footage of the Subleased Premises by the rentable square footage of the Master Lease Premises and multiplying such quotient by 100, and Sublease, Subtenant's Percentage Share shall be determined on the basis of the number of days during such calendar year at each such percentage share.

                    (b)  In addition to the Base Rent payable pursuant to
Section 3.1 above, from and after the Commencement Date, for each calendar year of the Term, Subtenant, as Additional Rent, shall pay (i) Subtenant's Percentage Share of Operating Costs payable by Sublandlord for the then current calendar year. The Additional Rent payable pursuant to this Subsection (b) shall be determined and adjusted in accordance with the provisions of Subsection 3.2(c) below.

                    (c) Pursuant to the provisions of Section 4.D of the Master Lease, Landlord has the right to bill Tenant from time to time for components of Additional Rent, or to elect to require Tenant to pay, in advance, a monthly pro rata share of estimated Additional Rent. The parties hereto agree that if and to the extent that Landlord elects to require the payment to all or any components of Additional Rent on the basis of an invoice as described above, any such amount shall be payable by Subtenant to Sublandlord within five (5) days following presentation by Sublandlord to Subtenant of an invoice therefore (which shall include a copy of Landlord's invoice to Sublandlord). Alternatively, if and to the extent that Landlord elects to have Additional Rent under the Master Lease paid in monthly estimated payments, the determination and adjustment of Additional Rent contemplated under Subsection 3.2(b) above shall be made in accordance with the following procedures.

                         (1)  Upon receipt of any statement from Landlord
specifying the estimated Operating Expenses to be charged to Sublandlord under the Master Lease with respect to each calendar year, or as soon after receipt of such statement as practicable, Sublandlord shall give Subtenant written notice of its estimate of Additional Rent payable under Subsection 3.2(b) for the ensuing calendar year, which estimate shall be prepared based on the estimate received from Landlord (as Landlord's estimate may change from time to time), together with a copy of the statement received from Landlord. Sublandlord's estimate of Additional Rent to be paid by Subtenant pursuant to this Sublease shall not exceed Subtenant's Percentage Share of Landlord's estimate delivered to Sublandlord pursuant to the Master Lease (as Landlord's estimate may change from time to time). On or before the first day of each month during each calendar year, Subtenant shall pay to Sublandlord as Additional Rent one-twelfth (1/12th) of such estimated amount together with the Base Rent.

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                         (2)  In the event Sublandlord's notice set forth in
Subsection 3.2(c)(1) is not given on or before December of the calendar year preceding the calendar year for which Sublandlord's notice is applicable, as the case may be, then until the calendar month after such notice is delivered by Sublandlord, Subtenant shall continue to pay to Sublandlord monthly, during the ensuing calendar year, estimated payments equal to the amounts payable hereunder during the calendar year just ended. Upon receipt of any such post-December notice Subtenant shall (i) commence as of the immediately following calendar month, and continue for the remainder of the calendar year, to pay to Sublandlord monthly such new estimated payments and (ii) if the monthly installment of the new estimate of such Additional Rent is greater than the monthly installment of the estimate for the previous calendar year, pay to Sublandlord within thirty (30) days of the receipt of such notice an amount equal to the difference of such monthly installment multiplied by the number of full and partial calendar months of such year preceding the delivery of such notice.

                    (d) Within thirty (30) days after the receipt by Sublandlord of a final statement of Operating Cost from Landlord with respect to each calendar year, Sublandlord shall deliver to Subtenant a statement of the adjustment to be made pursuant to Section 3.2 hereof for the calendar year just ended, together with a copy of the Statement received by Sublandlord from Landlord. If on the basis of such statement Subtenant owes an amount that is less than the estimated payments for the calendar year just ended, previously paid by Subtenant, Sublandlord shall credit such excess to the next payments of Rent coming due or, if the term of this Sublease is about to expire, promptly refund such excess to Subtenant. If on the basis of such statement Subtenant owes an amount that is more than the estimated payments for the calendar year just ended previously made by Subtenant, Subtenant shall pay the deficiency to Sublandlord within thirty (30) days after delivery of the statement from Sublandlord to Subtenant.

                    (e) Sublandlord shall refund to Subtenant Subtenant's Percentage Share of any sums actually refunded or reimbursed to Sublandlord pursuant to the terms of the Master Lease, reduced by Subtenant's Percentage Share of any amounts, including attorney's fees, expended by Sublandlord to obtain such refund, reimbursement or payment.

                    (f) For partial calendar years during the term of this Sublease, the amount of Additional Rent payable pursuant to Subsection 3.2(d) that is applicable to that partial calendar year shall be prorated based on the ratio of the number of days of such partial calendar year falling during the term of this Sublease to 365. The expiration or earlier termination of this Sublease shall not affect the obligations of Sublandlord and Subtenant pursuant to Subsection 3.2 (d), and such obligations shall survive, remain to be

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performed after, any expiration or earlier termination of this Sublease.

          4.   USE AND OCCUPANCY.

               4.1 USE. The Subleased Premises shall be used and occupied only for the use permitted under Section 1 of the Master Lease by Subtenant, Subtenant's employees and visitors and for no other use or purpose.

               4.2  COMPLIANCE WITH MASTER LEASE.

                    (a) Subtenant agrees that it will occupy the Subleased Premises in accordance with the terms of the Master Lease and will not suffer to be done or omit to do any act which may result in a violation of or a default under any of the terms and conditions of the Master Lease, or render Sublandlord liable for any damage, charge or expense thereunder. Subtenant further covenants and agrees to indemnify Sublandlord against and hold Sublandlord harmless from any claim, demand, action, proceeding, suit, liability, loss, judgment, expense (including attorneys fees) and damages of any kind or nature whatsoever arising out of, by reason of, or resulting from, Subtenant's failure to perform or observe any of the terms and conditions of the Master Lease or this Sublease. Any other provision in this Sublease to the contrary notwithstanding, Subtenant shall pay to Sublandlord as Rent hereunder any and all sums which Sublandlord may be required to pay the Landlord arising out of a request by Subtenant for additional Building services from Landlord (e.g. charges associated with after-hour HVAC usage and over standard electrical charges).

                    (b) Subtenant agrees that Sublandlord shall not be required to perform any of the covenants, agreements and/or obligations of Landlord under the Master Lease. Sublandlord shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by Landlord or otherwise, including, without limitation, heat, air conditioning, ventilation, life-safety, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (i) abatement, diminution or reduction of Subtenant's obligations under this Sublease (except to the extent that Sublandlord's obligations are abated, diminished or reduced under the Master Lease) or (ii) liability on the part of Sublandlord. Notwithstanding the foregoing, Sublandlord shall promptly take such action as may reasonably be indicated, under the circumstances, to secure such performance upon Subtenant's request to Sublandlord to do so and shall thereafter diligently prosecute such performance on the part of Landlord.

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          5.   MASTER LEASE AND SUBLEASE TERMS.

               5.1 Subtenant acknowledges that Subtenant has reviewed and is familiar with all of the terms, agreements, covenants and conditions of the Master Lease.

               5.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease. Additionally, Subtenant's rights under this Sublease shall be subject to the terms of the Landlord's written Consent to Sublease (the "Consent").

               5.3 The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of the Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublandlord herein and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Subtenant herein. Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of Landlord that is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease. Any right of Landlord under the Master Lease of access or inspection and any right of Landlord under the Master Lease to do work in the Master Lease premises or in the Building and any right of Landlord under the Master Lease in respect of rules and regulations, which is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease.

               5.4 For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

                    (a) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.

                    (b) In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and

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Sublandlord.  In any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory, in the exercise of its reasonable discretion.

                    (c) Sublandlord shall have no obligation to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain.

                    (d) In all provisions of the Master Lease requiring Tenant to designate Landlord as an additional or named insured on its insurance policy, Subtenant shall be required to so designate Landlord and Sublandlord on its insurance policy.

               5.5 Notwithstanding the terms of Section 5.3 above, Subtenant shall have no rights nor obligations under the following parts, Sections and Exhibits of the Master Lease: 2, 4A, 4B, 4D, 4F, 4G, 7, 12, 19, 34, 37, 43,
44, 50(F) and 50(G), 51, 52, 53, and Construction Agreement.

               5.6 During the Term and for all periods subsequent thereto with respect to obligations which have arisen prior to the termination of this Sublease, Subtenant agrees to perform and comply with, for the benefit of Sublandlord and Landlord, the obligations of Sublandlord under the Master Lease which pertains to the Subleased Premises and/or this Sublease, except for those provisions of the Master Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease document shall control over the Master Lease.

          6.   TERMINATION OF MASTER LEASE.

               6.1 If for any reason the term of the Master Lease shall terminate prior to the scheduled Expiration Date, this Sublease shall thereupon be terminated and Sublandlord shall not be liable to Subtenant by reason thereof, except if such termination results from Sublandlord's breach of its obligations hereunder; in no event shall Sublandlord be liable to Subtenant for consequential damages or the loss of Subtenant's profits or business.

               6.2 The foregoing is hereby included in this Sublease so as to comply with the provisions of Paragraph 49.A of the Master Lease:

          If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord

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          and Tenant and the resulting termination of this Sublease
          shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby wives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieve Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

          The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.


          Initials: /s/ [ILLEGIBLE] 9/24/97    Initials: /s/ [ILLEGIBLE]
                   ------                               ------
                   Subtenant                            Tenant

               6.3 Sublandlord covenants to maintain the Master Lease in full force and effect, without default, throughout the term of this Sublease.

          7. INDEMNITY. Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all losses, costs,

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damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, which Sublandlord may incur or pay out (including, without limitation, to the landlord under the Master Lease) by reason of (i) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises (unless the same shall have been caused by Sublandlord's negligence or wrongful act or the negligence or wrongful act of the landlord under the Master Lease), (ii) any breach or default hereunder on Subtenant's part, (iii) the successful enforcement of Sublandlord's rights under this Section 7 or any other Section of this Sublease, (iv) any work done after the date hereof in or to the Subleased Premises except if done by Sublandlord or the landlord under the Master Lease, or (v) any act, omission or negligence on the part of Subtenant and/or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant relating to Subtenant's use of the Leased Premises pursuant to this Sublease.

          8. LIMITATION ON LIABILITY. Sublandlord shall not be liable for personal injury or property damage to Subtenant, its officers, agents, employees, invitees, guests, licensees or any other person in the Sublease Premises, regardless of how such injury or damage may be caused (except to the extent arising solely out of Sublandlord's gross negligence or willful misconduct). Any property of Subtenant kept or stored in the Sublease Premises shall be kept or stored at the sole risk of Subtenant. Subtenant shall hold Sublandlord harmless from any claims arising out of any personal injury or property damage occurring in the Sublease premises, including subrogation claims by Subtenant's insurance carrier(s).

          9.   CONSENTS.

               9.1 Under the Master Lease, Sublandlord must obtain the consent of Landlord to any subletting. Landlord has, pursuant to that certain letter dated May 14, 1997, consented to this Sublease.

               9.2 CONSENTS AND APPROVALS. In any instance when Sublandlord's consent or approval is required under this Sublease, Sublandlord's refusal to consent to or approve any matter or thing shall be deemed reasonable if, among other matters, such consent or approval is required under the provisions of the Master Lease incorporated herein by reference but has not been obtained from Landlord. Except as otherwise provided herein, Sublandlord shall not unreasonably withhold, or delay its consent to or approval of a matter if such consent or approval is required under the provisions of the Master Lease and Landlord has consented to or approved of such matter. If Subtenant shall seek the approval by or consent of Sublandlord and Sublandlord shall fail or refuse to give such consent or approval, Subtenant shall not be entitled to any damages for any withholding or delay of such approval or

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consent by Sublandlord, it being agreed that Subtenant's sole remedy in connection with an alleged wrongful refusal or failure to approve or consent shall be an action for injunction or specific performance and that said remedy of an action for injunction or specific performance shall be available only in those cases where Sublandlord shall have expressly agreed in this Sublease not to unreasonably withhold or delay its consent.

          10. ATTORNEY'S FEES. If Sublandlord, Subtenant or Landlord brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party who recovers substantially all of the damages, equitable relief or other remedy sought in any such action on trial and appeal shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

          11. "AS-IS" OCCUPANCY. Sublandlord shall deliver, and Subtenant shall accept, possession of the Subleased Premises in their "AS IS" condition as the Subleased Premises exists on the date hereof, for purposes of Subtenant's general contractor constructing Subtenant's improvements. Notwithstanding the foregoing, Sublandlord agrees (i) to use commercially reasonable efforts to enforce the provisions of the Master Lease as and when necessary such that Landlord completes all work required of Landlord in the construction of the Building, and (ii) to either enforce or assign to Subtenant any warranties received by Sublandlord (whether directly or by assignment from Landlord) from contractors or suppliers. Sublandlord shall have no obligation to furnish, render or supply any work, labor, services, materials, furniture, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Subtenant's occupancy. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made and has not relied on any representation or warranty concerning the Subleased Premises or the Building, except as expressly set forth in this Sublease. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections of the Subleased Premises and the common areas of the Building. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Subleased Premises except as permitted by the provisions of this Sublease and the Master Lease and that upon termination of this Sublease, Subtenant shall deliver the Subleased Premises to Sublandlord in the same condition as the Subleased Premises were at the commencement of the Term hereof, reasonable wear and tear excepted.

          12. PARKING. During the Term hereof Subtenant and its employees shall be permitted to use all of the on-site parking spaces allocated to Sublandlord in the Master Lease.

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          13.  NOTICES. Any notice by either party to the other
required, permitted or provided for herein shall be valid only if in writing and shall be deemed to be duly given only if (a) delivered personally, or (b) sent by means of Federal Express, UPS Next Day Air or another reputable express mail delivery service guaranteeing next day delivery, or (c) sent by United States Certified or registered mail, return receipt requested, addressed (i) if to Sublandlord, at the following addresses:

                         Oracle Corporation
                         500 Oracle Parkway
                         Box LGN2
                         Redwood Shores, CA 94065
                         Attn: Lease Administrator

                         With a copy to:

                         Oracle Corporation
                         500 Oracle Parkway
                         Box 5OP7
                         Redwood Shores, CA 94065
                         Attn: Legal Department

and (ii) if the Subtenant, at the Subleased Premises.

or at such other address for either party as that party may designate by notice to the other. A notice shall be deemed given and effective, if delivered personally, upon hand delivery thereof, if sent via express mail, upon hand delivery, and if mailed by United States certified or registered mail, five (5) days following such mailing in accordance with this Section.

          14. COMPLETE AGREEMENT. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated nor may any of its provisions be waived orally or in any manner other than by a written agreement executed by both parties.

          15. FURNITURE AND EQUIPMENT LEASE. Concurrently with the execution and delivery of this Sublease, Sublandlord and Subtenant are executing that certain Furniture and Equipment Lease attached hereto as EXHIBIT A. The parties hereto acknowledge that the Furniture and Equipment Lease shall govern Subtenant's use of certain items of furniture and equipment belonging to Sublandlord within the Sublease Premises, and of default under the Furniture and Equipment Lease shall automatically constitute a default under this Sublease.

          16. INTERPRETATION. This Sublease shall be governed by and construed in accordance with the laws of the State of

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California.  If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease or any part thereof to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

          17. COUNTERPARTS. This Sublease may be executed in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Sublease shall be fully executed when each party whose signature is required has signed and delivered to each of the parties at least one counterpart, even though no single counterpart contains the signatures of all parties hereto.

          18. SUBLANDLORD'S OPTION TO TERMINATE. Sublandlord shall have the right, from time to time during the Term, to terminate this Sublease with respect to all or any portion of the Sublease Premises. Any such termination shall be affected by at least six (6) months' advance written notice to Subtenant, which notice shall specify the portion of the Sublease Premises which shall be subject to such termination, and the effective date of such termination. Prior to the effective date of such termination as specified in Sublandlord's notice, Subtenant shall vacate such portion of the Sublease Premises, leaving the same broom-clean and free of Subtenant's equipment, personnel and personal property except such items of furniture and/or equipment which Subtenant leases from Sublandlord pursuant to the Furniture and Equipment Lease attached hereto as Exhibit B, which Sublandlord has specified that Subtenant must leave behind). On the later to occur of (i) the effective date of such termination as specified in the Sublandlord's notice to Subtenant and (ii) the date upon which Subtenant actually vacates the subject space pursuant to the provisions of the immediately preceding sentence, this Sublease shall be revised to provide that the Sublease Premises shall consist only of the portion of the Master Lease Premises which Subtenant may remain in occupancy of pursuant to the provisions of Sublandlord's notice; concurrently, the Base Rent and Subtenant's Percentage Share shall be appropriately adjusted to reflect the relationship between the Sublease Premises, as so reduced, and the Master Lease Premises. As soon as reasonably possible, the Sublandlord shall present to Subtenant, for execution by Subtenant, an amendment to this Sublease setting forth such changes to the Sublease Premises, Base Rent payable, and Subtenant's Percentage Share, together with an amendment to the Furniture and Equipment Lease, reflecting the reduction of the Sublease Premises in the manner described in this Section 18.

          IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.

                                   SUBLANDLORD:

                                   ORACLE CORPORATION, a Delaware
                                   corporation


                                   By:  /s/ Bruce Lange
                                      ----------------------------------------

                                   Print Name:  BRUCE LANGE
                                              --------------------------------

                                   Title:  VP AND CORPORATE TREASURER
                                         -------------------------------------


                                   SUBTENANT:

                                   NETWORK COMPUTER, INC., a Delaware
                                   corporation


                                   By:  /s/ Jerry Baker
                                      ----------------------------------------

                                   Print Name:  Jerry Baker
                                              --------------------------------

                                   Title:  CEO 9/24/97
                                         -------------------------------------

                                     EXHIBIT A

                            FURNITURE & EQUIPMENT LEASE

     This Furniture and Equipment Lease ("Lease") is entered into as of September 17, 1997, by and between Oracle Corporation ("Lessor"), and NETWORK COMPUTER, INC. ("Lessee"), with reference to the following facts:

     A. Lessor currently leases that certain office building located at 1000 Bridge Parkway, Redwood City, California (the "Building") pursuant to the terms of a lease with Westpark Investments ("Master Lease").

     B. Lessor and Lessee are entering into that certain Sublease of even date herewith (the "Sublease") pursuant to which Lessor will sublet the Building to Lessee for an initial term of five (5) years, subject to certain renewal and cancellation rights set forth therein. In addition to subletting the Building from Lessor, Lessee desires to lease from Lessor certain furniture, equipment and furnishings owned or leased by Lessor and presently located in the Building, and Lessor is willing to lease the same to Lessee on the terms, covenants and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows.

     1. LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the terms, covenants and conditions herein, the items of furniture, equipment, furnishings and other personal property described in EXHIBIT A attached hereto and incorporated herein by this reference (the "Furniture"). Lessor being the owner of the Furniture for all purposes, this Lease is intended to constitute a true lease of the Furniture and not an agreement for the sale of or the grant of a security interest in any Furniture. Lessee's interest in the Furniture is limited to a leasehold.

     2. TERM. The term of this Lease shall commence upon the commencement date of the term of the Sublease referred to above and, unless earlier terminated as provided herein, shall continue for so long as the Sublease shall remain in effect. Upon the commencement of the term of this Lease, Lessor and Lessee shall conduct an inspection of the Building in order to identify and inventory the Furniture and verify its then current condition.

     3. RENT. Lessee shall pay to Lessor rent for the Furniture in the amount of $55,095.16 per month. Lessee shall commence payment of such monthly rent on the commencement date of the term of the Sublease, which date shall be September 8, 1997, unless otherwise determined, notwithstanding any earlier commencement of the term of this Lease. The parties understand and acknowledge that the rent figure set forth above is an estimate by Lessor of the rent to be payable hereunder, based upon Lessor's preliminary estimate of the initial cost of the Furniture and the amortization of such cost over the term of this Lease, and that Lessor shall not know the actual initial cost of the Furniture until after the date of commencement of the term. Accordingly, Lessor shall have the right, within six (6) months following the date of commencement of the term of this Lease, to deliver notice to Lessee setting forth a revised monthly rent figure payable hereunder, together with reasonable back-up documentation supporting the calculation of such rent figure. If such monthly rental amount is in excess of the amount stated above, Lessee shall deliver to Lessor a reconciliation payment of any underpayment within thirty (30) days following Lessor's delivery of such statement; correspondingly, if such figure is less than the monthly rental figure set forth above, Lessor shall credit any overpayments by Lessee against Lessee's next due payment(s) of rent hereunder. Such monthly rent shall be payable in advance on the first day of each calendar month during the term hereof, in lawful money of the United States (via wire transfer or other method mutually acceptable to Lessor and Lessee), to Lessor at its offices at 500 Oracle Parkway, Box LGN2, Redwood City, California 94065, Attention: Lease Administrator, or to such other person or at such other place as Lessor may from time to time designate in writing. All rent and other amounts payable hereunder shall be due and payable without any offset, deduction, prior notice or demand and without any abatement, reduction, counterclaim or other right Lessee may claim against Lessor.

     4. CONDITION OF FURNITURE. Upon the commencement of the term of this Lease, Lessor shall deliver the Furniture to Lessee in good order and repair, subject to normal wear and tear. Lessee acknowledges that Lessor is not a seller under the California Uniform Commercial Code and that Lessor makes no warranties of any nature, including, but not limited to, warranties as to the merchantability of the Furniture, its fitness for any particular purpose, its installation, its size, design, capacity or condition, its quality, its compliance with any law, rule, specification or contract or latent defects.

     5. LOCATION; LESSOR'S INSPECTIONS; LABELS. All of the Furniture shall remain at the Building and shall not be removed therefrom for any reason whatsoever without Lessor's prior written consent. Lessor shall have the right to enter the Building and inspect the Furniture at any time during normal business hours and upon reasonable advance notice given to Lessee. If Lessor supplies Lessee with labels stating that the Furniture or any item thereof is owned by Lessor (or by a primary lessor), Lessee shall affix and keep the same on each item of Furniture, Lessee shall not alter, deface or remove any of the same and Lessee shall promptly replace any such labels that may be removed, defaced or destroyed. Lessee shall not permit the name of any person other than Lessor (or any primary lessor identified to Lessee) to be placed on any item of Furniture in a manner that might be interpreted as a claim of any right, title or interest in or to such item.

     6. TITLE. Title to each item of Furniture (whether full legal title or Lessor's interest as primary lessee) shall be and remain with Lessor at all times, and Lessee shall at no time make any assertion to the contrary. Lessee shall have no right, title or interest in or to any of the Furniture except its leasehold interest solely as lessee as provided herein.

          Each item of Furniture is and shall at all times remain personal property, notwithstanding the manner in which it may now or hereafter be affixed or attached to the Building.

     7. REPAIRS AND MAINTENANCE; USE; ALTERATIONS. Lessee, at its sole expense, shall keep the Furniture in good working order, condition and repair throughout the term of this Lease, ordinary wear and tear excepted. Lessee represents, warrants and agrees that all Furniture will be used solely for business purposes and not for personal, family or household purposes. Lessee shall use the Furniture in a careful, proper manner only for the purposes for which it is intended to be used.

     8. SURRENDER. Lessee acknowledges and agrees that each item of the Furniture will have significant value to Lessor at the expiration or earlier termination of the term of this Lease, and that Lessor intends to retake possession of the Furniture at that time. Lessor shall notify Lessee of Lessor's schedule for removal of the Furniture, and Lessee shall cooperate with Lessor in effecting the removal of the Furniture from the Building in accordance with Lessor's schedule. The parties shall agree upon an equitable proration of the rent for the final month of the term hereof based upon Lessor's schedule for removal of the Furniture.

     9. RISK OF LOSS. Lessee shall at all times bear the entire risk of loss, theft, destruction or damage, whether partial or complete and whether or not insured, of each item of the Furniture, and of any condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of each item of Furniture, whether partial or complete, from any cause whatsoever (herein "Loss or Damage"), except to the extent that any such Loss or Damage may result from the negligence or willful misconduct of Lessor, or its agents, contractors or employees; and Lessee shall indemnify and defend Lessor and hold Lessor harmless from and against any and all Loss or Damage, except to the extent that any such Loss or Damage may result from the negligence or willful misconduct of Lessor, or its agents, contractors or employees, until such time as such item of Furniture shall have been returned to Lessor and received by Lessor in accordance with all terms and conditions of this Lease. No Loss or Damage shall release, impair or otherwise affect Lessee's obligation to pay rent or any other obligation of Lessee under this Lease. In the event of any Loss or Damage to any item of Furniture, Lessee shall notify Lessor thereof in writing within five (5) days after the occurrence of such Loss or Damage, and Lessee shall immediately, at Lessee's option and at Lessor's sole expense, with respect to such item of Furniture,
(a) place the same in good working order, condition and repair, (b) replace the same with like Furniture in good working order, condition and repair, having equivalent value and utility and with clear title therein in Lessor (which shall thereupon be deemed substituted for such item of Furniture for all purposes), or (c) pay to Lessor an amount equal to the replacement cost of such item of Furniture.

     10. INSURANCE. Lessee shall, at its own expense, at all times during the term of this Lease, insure the Furniture against risks customarily insured against (as reasonably approved by Lessor) on similar items of furniture in an amount not less than the full cost of replacement of the Furniture. The insurance shall provide thirty (30) days prior written notice to Lessor in the event of material change to or cancellation or expiration of the insurance. Lessee shall deliver to Lessor certificates of such insurance and evidence satisfactory to Lessor of Lessee's payment when due of all premiums on such insurance. Without relieving Lessee of its obligations under section 9 above, in the event of any Loss or Damage, if Lessor receives any insurance proceeds as a consequence of being the loss payee under any insurance policy maintained by Lessee, Lessor shall make such proceeds available to Lessee for replacement of any items of Furniture damaged or destroyed.

     11. LIENS; TAXES. During the term of this Lease, Lessee shall keep the Furniture free of all claims, liens, charges, security interests and other encumbrances resulting from the action of Lessee. During the term of this Lease, Lessee shall comply with all federal, state and local laws requiring the filing of ad valorem and other tax returns relating to the Furniture. If such returns are required to be filed by Lessor, Lessee shall so notify Lessor in writing, whereupon Lessee shall provide Lessor promptly on request such information as Lessor shall require to complete such returns, and Lessor shall file such returns. If Lessee does not pay any of the same when due, Lessor shall have the right, but shall not be obligated, to pay the same, in which event Lessee shall pay to Lessor on demand, as additional rent, an amount equal to all amounts paid or expenses incurred by Lessor, together with interest thereon at the annual rate of twelve percent or, if lower, the maximum rate that Lessor may lawfully charge.

     12. INDEMNITY. Lessee shall indemnify and defend (by counsel engaged by Lessee, but satisfactory to Lessor) Lessor and its agents, employees, officers and directors and hold them harmless from and against any and all claims, liabilities, losses, damages and expenses, including, without limitation, all court costs and attorneys' and expert witnesses' fees and costs, arising from or in connection with or based on (a) the possession, condition, operation or use (by whomever operated or used) of any of the Furniture, or (b) the performance or enforcement of any of the terms, or any noncompliance or nonperformance of any condition, of this Lease, except to the extent that any of the foregoing result from the negligence or willful misconduct of Lessor, or its agents, contractors or employees, or from any breach on the part of Lessor under any contract made by Lessor affecting any of the Furniture. Lessee shall satisfy, pay and discharge any and all settlements, judgments and fines that may be recovered against Lessor in connection therewith. Lessor shall give Lessee written notice of any such claim.

     13. ASSIGNMENT. Lessee expressly covenants and agrees that it shall not assign, mortgage or encumber this Lease or sublet or lend any of the Furniture or permit any of the Furniture to be used by anyone other than Lessee. No assignment or sublease by Lessee shall in any event relieve or release Lessee of or from any debt, duty, obligation or liability hereunder, and Lessee shall remain primarily liable hereunder.

          Lessor, in its sole and absolute discretion, may sell, assign, transfer, pledge, hypothecate, grant security interests in or otherwise encumber or dispose of this Lease or any interest herein, as a whole or in part, without notice to Lessee. Notwithstanding any assignment by Lessor, Lessor warrants that so long as Lessee is not in default hereunder, Lessee shall quietly enjoy use of the Furniture subject to the terms and conditions of this Lease and, as part of any such assignment, the assignee thereunder shall agree that Lessee's rights hereunder in and to the Furniture shall not be disturbed so long as Lessee is not in default hereunder. Lessor shall notify Lessee in writing of any transfer of this Lease by Lessor; and Lessee agrees to acknowledge receipt of and comply with any notice thereof given by Lessor in writing and to provide Lessor or its assignee with such agreements, consents, conveyances, documents and certificates as may be reasonably requested by Lessor or its assignee to effect, facilitate or perfect any assignment by Lessor.

          Subject to the foregoing, this Lease shall inure to the benefit of and bind Lessor, Lessee and their respective heirs, legatees, personal representatives, successors and assigns.

     14. DELINQUENCY CHARGE. Should Lessee fail to pay any rent hereunder or any other sum required to be paid to Lessor by Lessee on the date due, Lessee agrees to pay to Lessor, on demand, (a) an amount equal to five percent (5%) of such rent or other sum, and (b) all of Lessor's costs and expenses incurred or paid in collecting the delinquent payment, with interest thereon from the date paid by Lessor until paid by Lessee at the annual rate of twelve percent or, if lower, the maximum rate Lessor may lawfully charge.

     15. DEFAULT. Any of the following shall constitute a "default" hereunder: (a) Lessee fails to pay when due any rent or any other sum required to be paid hereunder and such failure continues for ten days from written notice thereof from Lessor; (b) Lessee fails to observe, keep or perform any other term, covenant or condition of this Lease and such failure continues for thirty days from written notice thereof from Lessor; (c) Lessee becomes insolvent or admits in writing its inability to pay or fails to pay its debts as they become due, or makes an assignment for the benefit of its creditors, or applies for or acquiesces in the appointment of a receiver, trustee or other custodian for any of its properties or assets; (d) any proceeding shall be commenced by or against Lessee for any relief which includes, or might result in, any modification of the obligations of Lessee under this Lease or relief under any bankruptcy or insolvency laws or other laws relating to the relief of debtors, adjustment of indebtedness, reorganization, composition or extension, unless, in the case of an involuntary proceeding not consented to or acquiesced in by Lessee, such proceeding shall have been dismissed within 90 days after the same shall have been commenced (provided that this Lease shall terminate automatically if Lessee fails to pay any rent when due hereunder after a proceeding has been commenced by or against Lessee under the United States Bankruptcy Code); (e) Lessee voluntarily or involuntarily, by operation of law or otherwise, removes, sells, transfers, assigns, grants any security interest in, pledges, hypothecates, encumbers, parts with possession of or sublets this Lease or any Furniture, or attempts to do so, except only as and to the extent expressly permitted hereby; or (f) Lessee commits an event of default under the Sublease.

     16. REMEDIES. On any default hereunder by Lessee, Lessor shall have the right, but shall not be obligated, to exercise at any time or from time to time thereafter any one or more of the following rights and remedies, any of which rights and remedies may be exercised by Lessor without notice to or demand on Lessee:

          (a) ADVANCE RENT. If Lessee shall have paid any rent hereunder in advance of the due date therefor, Lessor may apply any or all thereof to any obligation of Lessee hereunder.

          (b) RECOVERY OF SUMS DUE AND TO BECOME DUE. In lieu of such acceleration, Lessor may recover all rent and other amounts due as of the date of such default and recover all rent and other sums as they accrue thereafter.

          (c) PROCEEDING IN COURT. Lessor may proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee of the terms and conditions of this Lease or to recover damages for the breach hereof or to regain possession of the Furniture.

          (d) TERMINATION. Any of the foregoing actions by Lessor under this section 16 shall not constitute a termination of this Lease or any of Lessee's obligations under this Lease. Lessor may, in its exclusive discretion, terminate this Lease by express written notice thereof to Lessee.

          (e) OTHER REMEDIES. Lessor may pursue any other remedy available to Lessor at law or in equity. Under all circumstances, Lessee shall also pay to Lessor, on demand, an amount equal to any and all incidental damages sustained by Lessor, including, without limitation, all costs of collection, repossession, transportation, storage, repair, reconditioning, resale or other disposition of the Furniture, all attorneys', expert witnesses' and accountants' fees and costs (whether or not suit is commenced), court costs and other costs and expenses incurred in exercising any rights or remedies hereunder or in enforcing any of the terms or conditions hereof.

          The discount rate for purposes of determining present value shall be a rate equal to one percent in excess of the discount rate of the Federal Reserve Bank of San Francisco as of the date of entry of judgment in favor of Lessor.

          The provisions of this section 16 shall not prejudice Lessor's right to recover or prove damages for unpaid rent accrued prior to default. No remedy referred to in this section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity and may be exercised concurrently or consecutively. The exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. Lessor's remedies shall be available to Lessor's successors and assigns.

     17. FURTHER ASSURANCES. Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order more effectively to carry out the intent and purposes of this Lease and to establish and protect the rights, interests and remedies intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of financing statements and continuation statements with respect to the Furniture and this Lease.

     18. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. If Lessee fails promptly to perform any of its obligations under this Lease, Lessor, on written notice to Lessee, may (but shall not be obligated to and shall not incur any liability or obligation to

Lessee or any third party for failure to) perform the same for the account of Lessee without waiving Lessee's failure as a default. All sums paid or expense or liability incurred by Lessor in such performance (including reasonable legal fees) shall be promptly reimbursed by Lessee on demand of Lessor, together with interest thereon from the date paid by Lessor to the date reimbursed by Lessee at the annual rate of twelve percent or, if lower, the maximum rate that Lessor may lawfully charge.

     19. NOTICES. All notices, consents and other communications required or permitted under this Lease shall be in writing and shall be deemed duly given and received when delivered personally or three days after mailing if mailed by first class or certified mail, charges or postage prepaid, properly addressed to Lessor or Lessee, as the case may be, at its address set forth below, or at such other address as either party shall from time to time designate by notice under this section 19.

          Lessor:        Oracle Corporation
                         500 Oracle Parkway
                         Box LGN2
                         Redwood Shores, CA 94065
                         Attn: Lease Administrator

          With copy to:  Oracle Corporation
                         500 Oracle Parkway
                         Box 5OP7
                         Redwood City, California 94065
                         Attention:  Lease Administrator

          Lessee:        At the Building

     20. ENFORCEMENT. This Lease shall be deemed to have been entered into in the County of San Mateo, State of California, where this Lease is being signed on behalf of Lessor and Lessee, and all performance on the part of Lessee, including the payment of all rent and other sums due hereunder, shall be deemed to have been required to be performed by Lessee in said County. This Lease shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of California, without giving effect to principles of conflicts of law or choice of law. Jurisdiction and venue in any action or proceeding in connection with this Lease shall be in the proper state or Federal court located in the City and County of San Francisco or the County of San Mateo, State of California.

     21. MISCELLANEOUS. The singular includes the plural and vice versa, as applicable. The term "Lessee" as used herein, if this Lease is signed by more than one Lessee, means each Lessee, and their obligations and representations hereunder shall be joint and several. The headings or captions at the beginning of sections hereof are solely for convenience of reference and are not part of this Lease.

     22.  TIME.  Time is of the essence of this Lease.

     23. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Lease constitutes the entire agreement between Lessor and Lessee and supersedes all prior or contemporaneous agreements, promises, representations, correspondence and negotiations, regarding the subject matter hereof. This Lease may not be amended, altered or changed except by written agreement signed by Lessor and Lessee and supported by new consideration. No provision hereof for the benefit of Lessor and no default of Lessee hereunder may be waived except in writing signed by Lessor. No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof. Waiver by Lessor of any provision hereof or default hereunder in any instance shall not constitute a waiver as to any other provision, default or instance.

     24. SEVERABILITY. If any provision of this Lease is held invalid, such invalidity shall not affect the other provisions, which shall be given effect without the invalid provision.

     IN WITNESS WHEREOF, the parties hereto have executed this Furniture Lease as of the date first above written.

LESSOR:                                 LESSEE:

ORACLE CORPORATION                      NETWORK COMPUTER, INC.


By:                                     By:
   -----------------------------------     -----------------------------------

Name:                                   Name:
     ---------------------------------       ---------------------------------

Title:                                  Title:
      --------------------------------        --------------------------------